Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills, MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS THIRD QUARTER 2019 RESULTS

Record Third Quarter Revenues Increase 5.5%

SG&A to Gross Profit Improves 30 BPS

Income From Continuing Operations of $116.1 million and Related Earnings Per Share of $1.42

Repurchased 1.0 Million Shares in Third Quarter and 4.0 Million Shares Year-to-Date

BLOOMFIELD HILLS, MI, October 29, 2019 –  Penske Automotive Group, Inc. (NYSE:PAG), a diversified international transportation services company,  today announced third quarter and nine months 2019 results.  For the three months ended September 30, 2019,  the company reported income from continuing operations attributable to common shareholders of $116.1 million, or  $1.42 per share, compared to $130.1 million, or $1.53 per share in the prior year. For the three and nine months ended September 30, 2018, income and earnings per share from continuing operations attributable to common shareholders included a tax benefit of $11.6 million, or $0.14 per share, related to the final reconciliation of the income tax benefit of the 2017 U.S. Tax Cuts and Jobs Act. Excluding this benefit, adjusted income from continuing operations was $118.5 million, and related earnings per share was $1.40 in the third quarter last year.

The shift in mix of the Company’s earnings to be more heavily weighted towards the U.S. increased the effective tax rate to 26.8% in the three months ended September 30, 2019 compared to 17.3% in the same period last year. Excluding the $11.6 million tax benefit noted above, the Company’s prior period comparable adjusted effective tax rate was 24.6%. Additionally, foreign exchange rates negatively impacted earnings per share attributable to common shareholders by $0.01. Weak market conditions in the U.K., largely as the result of Brexit, impacted third quarter 2019 results as the over-supply of vehicles in the market impacted new and used vehicle gross profit and margins. As a result, the company estimates its third quarter results were negatively impacted by approximately $0.26 per share.

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“Our business produced another quarter of record revenue,” said Penske Automotive Group Chair and CEO Roger Penske. “I am particularly pleased with the 30-basis points improvement in selling, general and administrative expense as a percentage of gross profit we achieved during the quarter, coupled with the strength in the performance of our U.S. retail automotive businesses, including finance and insurance gross profit, and the North American commercial truck dealership business. Despite the challenges from the U.K., I am very pleased with the performance of our business in the third quarter which demonstrates the positive impact from the Warner Truck Group acquisition and share repurchases.”

For the nine months ended September 30, 2019, the company reported income from continuing operations attributable to common shareholders of $333.9 million, or $4.02 per share, compared to $372.7 million, or $4.37 per share in the prior year. Foreign exchange rates negatively impacted earnings per share attributable to common shareholders by $0.08. Excluding the tax benefit of $11.6 million noted above, adjusted income from continuing operations was $361.1 million and related adjusted earnings per share were $4.23 for the nine months ended September 30, 2018.

Third Quarter Operating Highlights

	Reported	Excluding F/X
Revenue Gross Profit Earnings Before Taxes	+5.5% +2.0% +0.8%	+7.7% +4.1% +1.9%
Retail Automotive Same-Store Retail Revenue	+0.5%	+2.9%
New Vehicle Revenue	-0.2%	+1.8%
Used Vehicle Revenue	Flat	+3.0%
Finance & Insurance Revenue	+5.0%	+7.6%
Service & Parts Revenue	+4.3%	+6.2%

   Total Retail Automotive Gross Profit Per Unit of $3,199, -$189/unit; excluding F/X -$116/unit

•	U.S. $3,581, +$ 147/unit
•	International $2,773, -$562/unit; excluding F/X -$407/unit

Used Vehicle Supercenter Operations

For the three months ended September 30, 2019, our used vehicle supercenters increased units retailed by 6.2% to 19,728 and generated $327.6 million in revenue. Total gross profit per unit retailed declined 14.0%, or $286, representing an increase of 4.2%, or $120 per unit in the U.S., offset by a decline of 21.1%, or $388 per unit in the U.K. The decline in used vehicle gross profit in the U.K was largely associated with an oversupply of vehicles in the market and a decline in used vehicle market values. For the nine months ended September 30, 2019, the used vehicle supercenters retailed 55,543 used

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units representing a decline of 0.9% and generated $954.0 million in revenue. Additionally, in the third quarter of 2019, we opened a new CarSense used vehicle supercenter in Glen Mills, Pennsylvania, increasing our used vehicle supercenter location total to fifteen (15).

Retail Commercial Truck Operations

During the third quarter of 2019, the company became the largest dealership group for Freightliner in North America with the acquisition of Warner Truck Centers, representing six dealership locations in Utah and Idaho, bringing our total commercial vehicle dealership count to twenty-five (25). For the three months ended September 30, 2019, total medium and heavy-duty units retailed increased 57.2%, and revenue increased 79.7% to $692.3 million. For the nine months ended September 30, 2019,  total medium and heavy-duty truck units retailed increased 32.8% and revenue increased 42.8% to $1.5 billion. Same-store revenue increased 4.0% and 14.1% for the three and nine months ended September 30, 2019, respectively.

Penske Truck Leasing

Penske Truck Leasing Co., L.P. (“PTL”) is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. Effective September 1, 2019, Penske Transportation Solutions (PTS) has become the new universal brand name for PTL’s various business lines, Penske Truck Leasing, Logistics, Vehicle Services, and Epes Transport Systems. The company accounts for its ownership interest in PTL using the equity method of accounting. For the three and nine months ended September 30, 2019, the company recorded $42.2 million and $106.0 million in earnings from this investment compared to $40.7 million and $91.7 million for the same periods last year, respectively.

Dividend and Share Repurchases

On October 16, 2019, the company announced that its Board of Directors increased the dividend to its common stock shareholders to $0.41 per share, the 34th consecutive increase in the quarterly dividend.

During the three months ended September 30, 2019, the company repurchased 1,021,622 shares for $43.6 million, or an average of $42.66 per share. For the nine months ended September 30, 2019, the company repurchased 3,986,836 shares for $174.1 million, or an average of $43.68 per share.  In September 2019, our Board of Directors increased the authority delegated to management to repurchase our outstanding securities to $200.0 million.

Conference Call

Penske Automotive Group will host a conference call discussing financial results relating to the third quarter of 2019 on Tuesday,  October 29, 2019, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 230‑1074 – [International, please dial (612) 234‑9959].

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The call will also be simultaneously broadcast over the Internet through the Investor’s section of the Penske Automotive Group website. Additionally, an investor presentation relating to the third quarter 2019 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc.,  (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than  27,000 people worldwide and is a member of the Fortune 500, Russell 1000, and Russell 3000 indexes, and is ranked among the World’s Most Admired Companies by Fortune Magazine. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s product availability, future sales and earnings potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets, changes in interest rates and foreign currency exchange rates, changes in tariff rates, adverse impacts related to the outcome of the United Kingdom’s potential departure from the European Union, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle

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and parts supply chain due to limited vehicle availability due to WLTP and RDE, natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10-K for the year ended December 31, 2018, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

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Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

 (Amounts In Millions, Except Per Share Data)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2019	2018	Change	2019	2018	Change
Revenue	$5,967.6	$5,658.6	5.5%	$17,287.8	$17,345.8	(0.3)%
Cost of Sales	5,097.9	4,806.0	6.1%	14,698.8	14,739.0	(0.3)%
Gross Profit	$869.7	$852.6	2.0%	$2,589.0	$2,606.8	(0.7)%
SG&A Expenses	672.8	662.8	1.5%	2,008.1	2,001.3	0.3%
Depreciation	27.5	25.9	6.2%	81.0	77.2	4.9%
Operating Income	$169.4	$163.9	3.4%	$499.9	$528.3	(5.4)%
Floor Plan Interest Expense	(21.4)	(20.2)	5.9%	(64.2)	(59.0)	8.8%
Other Interest Expense	(32.9)	(28.3)	16.3%	(93.2)	(86.7)	7.5%
Equity in Earnings of Affiliates	43.3	41.7	3.8%	109.6	95.0	15.4%
Income from Continuing Operations Before Income Taxes	$158.4	$157.1	0.8%	$452.1	$477.6	(5.3)%
Income Taxes	(42.4)	(27.1)	56.5%	(118.6)	(104.7)	13.3%
Income from Continuing Operations	$116.0	$130.0	(10.8)%	$333.5	$372.9	(10.6)%
Income from Discontinued Operations, net of tax	0.1	0.1	nm	0.3	0.2	nm
Net Income	$116.1	$130.1	(10.8)%	$333.8	$373.1	(10.5)%
Less: Income (Loss) Attributable to Non-Controlling Interests	(0.1)	(0.1)	nm	(0.4)	0.2	nm
Net Income Attributable to Common Shareholders	$116.2	$130.2	(10.8)%	$334.2	$372.9	(10.4)%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$116.0	$130.0	(10.8)%	$333.5	$372.9	(10.6)%
Less: Income (Loss) Attributable to Non-Controlling Interests	(0.1)	(0.1)	nm	(0.4)	0.2	nm
Income from Continuing Operations, net of tax	$116.1	$130.1	(10.8)%	$333.9	$372.7	(10.4)%
Income from Discontinued Operations, net of tax	0.1	0.1	nm	0.3	0.2	nm
Net Income Attributable to Common Shareholders	$116.2	$130.2	(10.8)%	$334.2	$372.9	(10.4)%
Income from Continuing Operations Per Share	$1.42	$1.53	(7.2)%	$4.02	$4.37	(8.0)%
Income Per Share	$1.42	$1.53	(7.2)%	$4.03	$4.37	(7.8)%
Weighted Average Shares Outstanding	81.7	84.9	(3.8)%	83.0	85.3	(2.7)%

nm – not meaningful

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	September 30,	December 31,
	2019	2018
Assets:
Cash and Cash Equivalents	$77.5	$39.4
Accounts Receivable, Net	967.3	929.1
Inventories	4,043.9	4,040.1
Other Current Assets	98.8	86.6
Total Current Assets	5,187.5	5,095.2
Property and Equipment, Net	2,309.3	2,250.0
Operating Lease Right-of-Use Assets	2,384.4	—
Intangibles	2,423.9	2,238.2
Other Long-Term Assets	1,384.4	1,321.1
Total Assets	$13,689.5	$10,904.5

Liabilities and Equity:
Floor Plan Notes Payable	$2,444.1	$2,362.2
Floor Plan Notes Payable – Non-Trade	1,410.6	1,428.6
Accounts Payable	672.3	598.2
Accrued Expenses and Other Current Liabilities	722.2	566.6
Current Portion Long-Term Debt	96.8	92.0
Liabilities Held for Sale	0.5	0.7
Total Current Liabilities	5,346.5	5,048.3
Long-Term Debt	2,282.5	2,124.7
Long-Term Operating Lease Liabilities	2,334.7	—
Other Long-Term Liabilities	1,066.7	1,096.8
Total Liabilities	11,030.4	8,269.8
Equity	2,659.1	2,634.7
Total Liabilities and Equity	$13,689.5	$10,904.5

Supplemental Balance Sheet Information
New vehicle days' supply	64	72
Used vehicle days' supply	43	57

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Geographic Revenue Mix:
North America	61.8%	57.9%	58.3%	55.4%
U.K.	31.2%	34.4%	33.7%	36.0%
Other International	7.0%	7.7%	8.0%	8.6%
Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$5,155.4	$5,148.5	$15,442.9	$15,900.0
Retail Commercial Trucks	692.3	385.3	1,451.4	1,016.5
Commercial Vehicles Australia/Power Systems and Other	119.9	124.8	393.5	429.3
Total	$5,967.6	$5,658.6	$17,287.8	$17,345.8

Gross Profit: (Amounts in Millions)
Retail Automotive	$747.5	$762.2	$2,283.9	$2,338.5
Retail Commercial Trucks	86.6	57.8	199.5	156.8
Commercial Vehicles Australia/Power Systems and Other	35.6	32.6	105.6	111.5
Total	$869.7	$852.6	$2,589.0	$2,606.8

Gross Margin:
Retail Automotive	14.5%	14.8%	14.8%	14.7%
Retail Commercial Trucks	12.5%	15.0%	13.7%	15.4%
Commercial Vehicles Australia/Power Systems and Other	29.7%	26.1%	26.8%	26.0%
Total	14.6%	15.1%	15.0%	15.0%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2019	2018	2019	2018
Operating Items as a Percentage of Revenue:
Gross Profit	14.6%	15.1%	15.0%	15.0%
Selling, General and Administrative Expenses	11.3%	11.7%	11.6%	11.5%
Operating Income	2.8%	2.9%	2.9%	3.0%
Income from Continuing Operations Before Income Taxes	2.7%	2.8%	2.6%	2.8%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	77.4%	77.7%	77.6%	76.8%
Operating Income	19.5%	19.2%	19.3%	20.3%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

(Amounts in Millions)	2019	2018	2019	2018

EBITDA*	$218.8	$211.3	$626.3	$641.5
Floorplan Credits	$9.7	$11.1	$27.3	$29.9
Rent Expense	$58.3	$58.4	$173.4	$175.3
Capital Expenditures	$54.3	$69.7	$188.8	$188.5
Stock Repurchases	$43.6	$—	$174.1	$55.8

* See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data – Revenue and Gross Profit Mix

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	24%	23%	23%	22%
Audi	11%	12%	12%	13%
Mercedes-Benz	10%	9%	10%	9%
Land Rover / Jaguar	8%	9%	9%	9%
Porsche	6%	5%	6%	6%
Ferrari / Maserati	2%	3%	3%	3%
Lexus	3%	3%	3%	3%
Acura	1%	1%	1%	1%
Bentley	1%	1%	1%	1%
Others	2%	2%	2%	2%
Total Premium	68%	68%	70%	69%
Volume Non-U.S.:
Toyota	11%	11%	10%	10%
Honda	7%	7%	6%	6%
Volkswagen	4%	4%	4%	4%
Nissan	1%	1%	1%	1%
Others	2%	1%	2%	2%
Total Volume Non-U.S.	25%	24%	23%	23%
U.S.:
General Motors / Chrysler / Ford	1%	2%	1%	2%
Stand-Alone Used	6%	6%	6%	6%
Total	100%	100%	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	58%	56%	56%	54%
U.K.	36%	38%	38%	39%
Other International	6%	6%	6%	7%
Total	100%	100%	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	63%	59%	61%	58%
U.K.	32%	35%	34%	36%
Other International	5%	6%	5%	6%
Total	100%	100%	100%	100%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

(Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2019	2018	Change		2019	2018	Change
Retail Automotive Units:
New Retail	57,214	58,933	(2.9)%		166,730	179,266	(7.0)%
Used Retail	74,096	72,000	2.9%		218,906	218,371	0.2%
Total	131,310	130,933	0.3%		385,636	397,637	(3.0)%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,332.3	$2,350.2	(0.8)%		$6,873.9	$7,325.6	(6.2)%
Used Vehicles	1,824.5	1,825.2	(0.0)%		5,529.2	5,588.9	(1.1)%
Finance and Insurance, Net	166.0	158.5	4.7%		491.5	482.2	1.9%
Service and Parts	543.5	523.8	3.8%		1,654.0	1,615.1	2.4%
Fleet and Wholesale	289.1	290.8	(0.6)%		894.3	888.2	0.7%
Total Revenue	$5,155.4	$5,148.5	0.1%		$15,442.9	$15,900.0	(2.9)%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$164.3	$179.8	(8.6)%		$511.8	$552.8	(7.4)%
Used Vehicles	89.7	105.3	(14.8)%		284.2	327.5	(13.2)%
Finance and Insurance, Net	166.0	158.5	4.7%		491.5	482.2	1.9%
Service and Parts	321.7	313.2	2.7%		981.4	959.5	2.3%
Fleet and Wholesale	5.8	5.4	7.4%		15.0	16.5	(9.1)%
Total Gross Profit	$747.5	$762.2	(1.9)%		$2,283.9	$2,338.5	(2.3)%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$40,764	$39,880	2.2%		$41,227	$40,865	0.9%
Used Vehicles	24,623	25,350	(2.9)%		25,258	25,593	(1.3)%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$2,871	$3,050	(5.9)%		$3,069	$3,084	(0.5)%
Used Vehicles	1,210	1,462	(17.2)%		1,298	1,499	(13.4)%
Finance and Insurance	1,264	1,210	4.5%		1,275	1,212	5.2%

Retail Automotive Gross Margin:
New Vehicles	7.0%	7.7%	-70	bps	7.4%	7.5%	-10	bps
Used Vehicles	4.9%	5.8%	-90	bps	5.1%	5.9%	-80	bps
Service and Parts	59.2%	59.8%	-60	bps	59.3%	59.4%	-10	bps
Fleet and Wholesale	2.0%	1.9%	+10	bps	1.7%	1.9%	-20	bps
Total Gross Margin	14.5%	14.8%	-30	bps	14.8%	14.7%	+10	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	45.2%	45.6%	-40	bps	44.5%	46.1%	-160	bps
Used Vehicles	35.4%	35.5%	-10	bps	35.8%	35.2%	+60	bps
Finance and Insurance, Net	3.2%	3.1%	+10	bps	3.2%	3.0%	+20	bps
Service and Parts	10.5%	10.2%	+30	bps	10.7%	10.2%	+50	bps
Fleet and Wholesale	5.7%	5.6%	+10	bps	5.8%	5.5%	+30	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	22.0%	23.6%	-160	bps	22.4%	23.6%	-120	bps
Used Vehicles	12.0%	13.8%	-180	bps	12.4%	14.0%	-160	bps
Finance and Insurance, Net	22.2%	20.8%	+140	bps	21.5%	20.6%	+90	bps
Service and Parts	43.0%	41.1%	+190	bps	43.0%	41.0%	+200	bps
Fleet and Wholesale	0.8%	0.7%	+10	bps	0.7%	0.8%	-10	bps
Total	100.0%	100.0%			100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations Same-Store

 (Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2019	2018	Change		2019	2018	Change
Retail Automotive Same-Store Units:
New Retail	56,573	57,819	(2.2)%		163,418	175,001	(6.6)%
Used Retail	73,261	70,881	3.4%		215,720	213,903	0.8%
Total	129,834	128,700	0.9%		379,138	388,904	(2.5)%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,294.1	$2,299.4	(0.2)%		$6,710.4	$7,149.1	(6.1)%
Used Vehicles	1,800.0	1,800.9	(0.0)%		5,445.6	5,495.3	(0.9)%
Finance and Insurance, Net	163.9	156.1	5.0%		484.6	474.0	2.2%
Service and Parts	535.5	513.6	4.3%		1,619.9	1,577.4	2.7%
Fleet and Wholesale	285.2	285.7	(0.2)%		872.5	867.1	0.6%
Total Revenue	$5,078.7	$5,055.7	0.5%		$15,133.0	$15,562.9	(2.8)%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$160.6	$176.1	(8.8)%		$496.8	$540.7	(8.1)%
Used Vehicles	88.2	104.1	(15.3)%		282.0	322.9	(12.7)%
Finance and Insurance, Net	163.9	156.1	5.0%		484.6	474.0	2.2%
Service and Parts	316.6	307.3	3.0%		960.4	937.0	2.5%
Fleet and Wholesale	5.7	5.5	3.6%		14.6	16.4	(11.0)%
Total Gross Profit	$735.0	$749.1	(1.9)%		$2,238.4	$2,291.0	(2.3)%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$40,550	$39,769	2.0%		$41,063	$40,852	0.5%
Used Vehicles	24,569	25,407	(3.3)%		25,244	25,690	(1.7)%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$2,839	$3,045	(6.8)%		$3,040	$3,090	(1.6)%
Used Vehicles	1,204	1,469	(18.0)%		1,307	1,509	(13.4)%
Finance and Insurance	1,262	1,213	4.0%		1,278	1,219	4.8%

Retail Automotive Same-Store Gross Margin:
New Vehicles	7.0%	7.7%	-70	bps	7.4%	7.6%	-20	bps
Used Vehicles	4.9%	5.8%	-90	bps	5.2%	5.9%	-70	bps
Service and Parts	59.1%	59.8%	-70	bps	59.3%	59.4%	-10	bps
Fleet and Wholesale	2.0%	1.9%	+10	bps	1.7%	1.9%	-20	bps
Total Gross Margin	14.5%	14.8%	-30	bps	14.8%	14.7%	+10	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	45.2%	45.5%	-30	bps	44.3%	45.9%	-160	bps
Used Vehicles	35.4%	35.6%	-20	bps	36.0%	35.3%	+70	bps
Finance and Insurance, Net	3.2%	3.1%	+10	bps	3.2%	3.0%	+20	bps
Service and Parts	10.5%	10.2%	+30	bps	10.7%	10.1%	+60	bps
Fleet and Wholesale	5.7%	5.6%	+10	bps	5.8%	5.7%	+10	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	21.9%	23.5%	-160	bps	22.2%	23.6%	-140	bps
Used Vehicles	12.0%	13.9%	-190	bps	12.6%	14.1%	-150	bps
Finance and Insurance, Net	22.3%	20.8%	+150	bps	21.6%	20.7%	+90	bps
Service and Parts	43.1%	41.0%	+210	bps	42.9%	40.9%	+200	bps
Fleet and Wholesale	0.7%	0.8%	-10	bps	0.7%	0.7%	---	bps
Total	100.0%	100.0%			100.0%	100.0%

11

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

 (Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2019	2018	Change		2019	2018	Change
Retail Commercial Truck Units:
New Retail	4,154	2,431	70.9%		8,688	6,107	42.3%
Used Retail	578	579	(0.2)%		1,435	1,516	(5.3)%
Total	4,732	3,010	57.2%		10,123	7,623	32.8%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$476.2	$249.4	90.9%		$979.6	$630.5	55.4%
Used Vehicles	36.1	32.5	11.1%		87.8	86.3	1.7%
Finance and Insurance, Net	3.1	2.9	6.9%		9.0	9.0	—%
Service and Parts	154.6	93.1	66.1%		340.7	275.7	23.6%
Wholesale and Other	22.3	7.4	201.4%		34.3	15.0	128.7%
Total Revenue	$692.3	$385.3	79.7%		$1,451.4	$1,016.5	42.8%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$21.8	$12.0	81.7%		$43.8	$28.2	55.3%
Used Vehicles	3.3	4.0	(17.5)%		8.9	9.8	(9.2)%
Finance and Insurance, Net	3.1	2.9	6.9%		9.0	9.0	—%
Service and Parts	55.2	36.4	51.6%		128.6	106.3	21.0%
Wholesale and Other	3.2	2.5	nm		9.2	3.5	nm
Total Gross Profit	$86.6	$57.8	49.8%		$199.5	$156.8	27.2%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$114,636	$102,610	11.7%		$112,746	$103,257	9.2%
Used Vehicles	62,460	56,214	11.1%		61,248	56,943	7.6%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$5,244	$4,952	5.9%		$5,038	$4,620	9.0%
Used Vehicles	5,684	6,986	(18.6)%		6,211	6,476	(4.1)%
Finance and Insurance	658	948	(30.6)%		888	1,183	(24.9)%

Retail Commercial Truck Gross Margin:
New Vehicles	4.6%	4.8%	-20	bps	4.5%	4.5%	---	bps
Used Vehicles	9.1%	12.3%	-320	bps	10.1%	11.4%	-130	bps
Service and Parts	35.7%	39.1%	-340	bps	37.7%	38.6%	-90	bps
Total Gross Margin	12.5%	15.0%	-250	bps	13.7%	15.4%	-170	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	68.8%	64.7%	+410	bps	67.5%	62.0%	+550	bps
Used Vehicles	5.2%	8.4%	-320	bps	6.0%	8.5%	-250	bps
Finance and Insurance, Net	0.4%	0.8%	-40	bps	0.6%	0.9%	-30	bps
Service and Parts	22.3%	24.2%	-190	bps	23.5%	27.1%	-360	bps
Wholesale and Other	3.3%	1.9%	+140	bps	2.4%	1.5%	+90	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	25.2%	20.8%	+440	bps	22.0%	18.0%	+400	bps
Used Vehicles	3.8%	6.9%	-310	bps	4.5%	6.3%	-180	bps
Finance and Insurance, Net	3.6%	5.0%	-140	bps	4.5%	5.7%	-120	bps
Service and Parts	63.7%	63.0%	+70	bps	64.5%	67.8%	-330	bps
Wholesale and Other	3.7%	4.3%	-60	bps	4.5%	2.2%	+230	bps
Total	100.0%	100.0%			100.0%	100.0%

12

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations Same-Store

 (Unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2019	2018	Change		2019	2018	Change
Retail Commercial Truck Same-Store Units:
New Retail	2,406	2,431	(1.0)%		6,849	6,039	13.4%
Used Retail	398	579	(31.3)%		1,244	1,514	(17.8)%
Total	2,804	3,010	(6.8)%		8,093	7,553	7.1%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$269.3	$249.4	8.0%		$761.5	$620.7	22.7%
Used Vehicles	24.9	32.5	(23.4)%		76.3	86.2	(11.5)%
Finance and Insurance, Net	2.5	2.9	(13.8)%		8.3	8.9	(6.7)%
Service and Parts	98.6	92.7	6.4%		281.9	272.5	3.4%
Wholesale and Other	5.0	7.3	(31.5)%		17.0	14.9	14.1%
Total Revenue	$400.3	$384.8	4.0%		$1,145.0	$1,003.2	14.1%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$10.9	$12.0	(9.2)%		$32.0	$27.6	15.9%
Used Vehicles	1.9	4.0	(52.5)%		7.4	9.8	(24.5)%
Finance and Insurance, Net	2.5	2.9	(13.8)%		8.3	8.9	(6.7)%
Service and Parts	39.1	36.3	7.7%		111.4	105.1	6.0%
Wholesale and Other	3.1	2.3	nm		9.0	3.2	nm
Total Gross Profit	$57.5	$57.5	—%		$168.1	$154.6	8.7%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$111,913	$102,610	9.1%		$111,189	$102,786	8.2%
Used Vehicles	62,674	56,214	11.5%		61,346	56,962	7.7%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$4,514	$4,952	(8.8)%		$4,678	$4,572	2.3%
Used Vehicles	4,680	6,986	(33.0)%		5,975	6,471	(7.7)%
Finance and Insurance	902	948	(4.9)%		1,030	1,180	(12.7)%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	4.0%	4.8%	-80	bps	4.2%	4.4%	-20	bps
Used Vehicles	7.6%	12.3%	-470	bps	9.7%	11.4%	-170	bps
Service and Parts	39.7%	39.2%	+50	bps	39.5%	38.6%	+90	bps
Total Gross Margin	14.4%	14.9%	-50	bps	14.7%	15.4%	-70	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	67.3%	64.8%	+250	bps	66.5%	61.9%	+460	bps
Used Vehicles	6.2%	8.4%	-220	bps	6.7%	8.6%	-190	bps
Finance and Insurance, Net	0.6%	0.8%	-20	bps	0.7%	0.9%	-20	bps
Service and Parts	24.6%	24.1%	+50	bps	24.6%	27.2%	-260	bps
Wholesale and Other	1.3%	1.9%	-60	bps	1.5%	1.4%	+10	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	19.0%	20.9%	-190	bps	19.0%	17.9%	+110	bps
Used Vehicles	3.3%	7.0%	-370	bps	4.4%	6.3%	-190	bps
Finance and Insurance, Net	4.3%	5.0%	-70	bps	4.9%	5.8%	-90	bps
Service and Parts	68.0%	63.1%	+490	bps	66.3%	67.9%	-160	bps
Wholesale and Other	5.4%	4.0%	+140	bps	5.4%	2.1%	+330	bps
Total	100.0%	100.0%			100.0%	100.0%

13

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following tables reconcile reported income from continuing operations and earnings per share to adjusted income from continuing operations and adjusted earnings per share for the three and nine months ended September 30, 2019 and 2018:

Income from Continuing Operations:

	Three Months Ended			Nine Months Ended
(Amounts in Millions)	September 30,			September 30,
	2019	2018	% Change	2019	2018	% Change

Income from Continuing Operations	$116.1	$130.1	(10.8)%	$333.9	$372.7	(10.4)%
Less: Income tax benefit (1)	—	(11.6)	nm	—	(11.6)	nm
Adjusted Income from Continuing Operations	$116.1	$118.5	(2.0)%	$333.9	$361.1	(7.5)%

Earnings Per Share:

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2019	2018		% Change	2019	2018	% Change

Earnings Per Share from Continuing Operations	$1.42	$1.53		(7.2)%	$4.02	$4.37	(8.0)%
Less: Income tax benefit (1)	—	(0.14)		nm	—	(0.14)	nm
Adjusted Earnings Per Share from Continuing Operations	$1.42	$1.40	(2)	1.4%	$4.02	$4.23	(5.0)%

(1)    This benefit relates to the final reconciliation of the income tax benefit related to the enactment of the 2017 U.S. Tax Cuts and Jobs Act.

(2)     Earnings per share amounts may not sum due to rounding.

The following tables reconcile reported income tax expense for the three and nine months ended September 30, 2019 and 2018:

	Three Months Ended
	September 30,		2019 vs. 2018
(Amounts in Millions)	2019	2018	Change		% Change

Tax Expense	$42.4	$27.1	$15.3		56.5%
Add: Income Tax Benefit (1)	—	11.6	(11.6)		nm
Adjusted Income Tax Expense	$42.4	$38.7	$3.7		9.6%

Effective Tax Rate	26.8%	17.3%	+950	bps	nm
Adjusted Effective Tax Rate	26.8%	24.6%	+220	bps	nm

	Nine Months Ended
	September 30,		2019 vs. 2018
(Amounts in Millions)	2019	2018	Change		% Change

Tax Expense	$118.6	$104.7	$13.9		13.3%
Add: Income Tax Benefit (1)	—	11.6	(11.6)		nm
Adjusted Income Tax Expense	$118.6	$116.3	$2.3		2.0%

Effective Tax Rate	26.2%	21.9%	+430	bps	nm
Adjusted Effective Tax Rate	26.2%	24.4%	+180	bps	nm

(1)    This benefit relates to the final reconciliation of the income tax benefit related to the enactment of the 2017 U.S. Tax Cuts and Jobs Act.

14

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following tables reconcile reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three and nine months ended September 30, 2019 and 2018:

	Three Months Ended
	September 30,		2019 vs. 2018
(Amounts in Millions)	2019	2018	Change	% Change

Net Income	$116.1	$130.1	$(14.0)	(10.8)%
Add: Depreciation	27.5	25.9	1.6	6.2%
Other Interest Expense	32.9	28.3	4.6	16.3%
Income Taxes	42.4	27.1	15.3	56.5%
Income from Discontinued Operations, net of tax	(0.1)	(0.1)	—	—
EBITDA	$218.8	$211.3	$7.5	3.5%

	Nine Months Ended
	September 30,		2019 vs. 2018
(Amounts in Millions)	2019	2018	Change	% Change

Net Income	$333.8	$373.1	$(39.3)	(10.5)%
Add: Depreciation	81.0	77.2	3.8	4.9%
Other Interest Expense	93.2	86.7	6.5	7.5%
Income Taxes	118.6	104.7	13.9	13.3%
Income from Discontinued Operations, net of tax	(0.3)	(0.2)	(0.1)	nm
EBITDA	$626.3	$641.5	$(15.2)	(2.4)%

nm – not meaningful

# # # # # # #

15